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                                                                     EXHIBIT 4.3

                           CERTIFICATE OF TRUST OF
                           PARADIGM CAPITAL TRUST II
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     THIS Certificate of Trust of Paradigm Capital Trust II (the "Trust") is
being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S)3801 et seq.) (the "Act").
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     1.  Name. The name of the business trust formed hereby is Paradigm Capital
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Trust II.

     2.  Delaware Trustee. The name and business address of the trustee of the
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Trust in the State of Delaware is First Union Trust Company, National
Association, One Rodney Square, 920 King Street, 1st Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Administration.

     3.  Effective Date. This Certificate of Trust will be effective upon
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filing.

     IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                   FIRST UNION TRUST COMPANY, NATIONAL
                                     ASSOCIATION, as Delaware Trustee

                                   By: /s/ Edward L. Truitt, Jr.
                                       -----------------------------
                                   Name: EDWARD L. TRUITT, JR.
                                   Title: VICE PRESIDENT


                                   /s/ Peter E. Fisher
                                   ---------------------------------
                                   PETER E. FISHER, as Administrative Trustee


                                   /s/ Jay W. Porter, Jr.
                                   ---------------------------------
                                   JAY W. PORTER, JR., as Administrative Trustee


                                   /s/ William H. Fagan
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                                   WILLIAM H. FAGAN, as Administrative Trustee